  MANUFACTURING IMPLEMENTATION AGREEMENT

This DEVELOPMENT AGREEMENT (hereinafter referred to as this “Agreement”) is entered into this 1st day of August, 2009 (hereinafter referred to as “Effective Date”), by and between LHV Power Corporation (hereinafter referred to as “LHV”), a California corporation having its principal place of business at 10221 Buena Vista Santee, CA 92071, and Flux Power Inc., a California corporation with offices at 2240 Auto Pkwy Escondido CA 92029 (hereinafter referred to as “Flux”).

RECITAL

WHEREAS, Flux Power In is engaged in the development and selling of battery management products and technology;

WHEREAS, LHV is engaged in the manufacturing of electronic components and solutions for its customers;

1.	DEFINITIONS

1.1.	“LHV” means LHV Power Corporation and those subsidiaries and affiliates in which it owns, controls, or does business with directly or indirectly or any parent company or affiliates that owns or controls, directly or indirectly, at least fifty percent (50%) of the capital stock of LHV entitled to vote in the election of directors.

1.2.	“Flux” means Flux Incorporated and those subsidiaries and affiliates in which it owns or controls, directly or indirectly, at least fifty percent (50%) of the capital stock entitled to vote in the election of directors, or which are controlled by or under common control with Flux Incorporated, or any parent company or affiliates that owns or controls, directly or indirectly, at least fifty percent (50%) of the capital stock of Flux entitled to vote in the election of directors.

1.3.	“Independent Contractor” means a party who is not an employee and who provides services to a party hereunder, subject to the terms of a written agreement that provides restrictions on the disclosure and use of confidential information.

1.4.	“Flux Products” means any products Flux requests LHV to manufacture and as they relate to Flux’s battery management solutions.

1.5.	“Intellectual Property” shall mean any idea, design, concept, technique, processes, invention, model, device, report, computer program, tooling, schematic and other diagram, instruction material, know-how, discovery or improvement, whether or not copyrightable, patentable or registerable, and all intellectual property rights, including patent, copyright, trade secret and trademark rights, generally or in any of the foregoing.

2.	PURPOSE OF AGREEMENT

2.1	Purpose. To formally establish the manufacturing relationship where LHV uses its resources and capabilities in manufacturing to manufacture Flux’s Product as requested by Flux under the terms hereunder.

3.	FLUX RESPONSIBILITIES

3.1.	Best Efforts. Flux shall provide its commercial best efforts, consistent with prudent business practice, and shall devote such time and resources as may be reasonably necessary to enable LHV to manufacture Flux Products.

3.2.	Resources. Flux shall provide all necessary resources devoted to assist LHV in manufacturing Flux products.

3.3.	Labor. Flux shall provide qualified technicians, engineers, and other key personnel to aid in the development and integration of the manufacturing process and tools for Flux Products.

3.4.	Technical Knowledge and Expertise. Flux shall provide its technical know-how and expertise of manufacturing processes and knowledge, including hardware, software, and tooling to enable manufacture of Flux Products.

4.	LHV RESPONSIBILITIES

4.1.	Best Efforts. LHV shall provide its commercial best efforts, consistent with prudent business practice, and shall devote such time and resources as may be reasonably necessary to enable the manufacturing of Flux Products.

4.2.	Resources. LHV shall provide all necessary resources devoted to manufacturing and producing Flux Products.

4.3.	Labor. LHV shall provide qualified technicians, engineers, and other key personnel or 3rd party manufacturing resources to manufacture and produce the Flux Products.

4.4.	Technical Knowledge and Expertise. LHV shall provide its technical know-how and expertise of electronic component manufacturing, including hardware topology to assist Flux in producing and manufacturing the Flux Products.

5.	MANUFACTURING DEVELOPMENT MILESTONES AND DELIVERABLES
5.1.	Manufacturing Rights:

It is the intent for LHV or a party managed by LHV to be the manufacture of Flux’s battery management system. Therefore Flux grants LHV a right of first refusal on manufacturing the battery management system.

5.2.	Delivery: LHV and Flux shall deliver associated design document, hardware and software to the other party as manufacturing development is required.
5.3.	Monthly Progress Reports: LHV shall submit monthly progress reports on the last day of each month to ensure constant communication and forward progress in manufacturing of the Flux Products.

6.	SPECIALIZED TOOLING

6.1.	Tooling. Flux shall pay for any specialized tooling costs required to build the Flux Products. Flux shall use best efforts to assist LHV with the tooling process. Flux shall own all intellectual property and real property rights in the tooling as it relates to any Flux Product.

6.2.	Transfer. Flux shall not sell, move or transfer any tooling procured or manufacturing to third party or another location without Flux’s written consent.

7.	INTELLECTUAL PROPERTY RIGHTS
7.1.	Rights. Any Intellectual Property arising out of work related to or based on any Flux Product (“Flux Intellectual Property”) will be exclusively and solely owned by Flux, and Flux shall be entitled to use and fully exploit such Flux Intellectual Property rights freely.

7.2.	Perfecting Rights. LHV will assist Flux in any reasonable manner to obtain for its own benefit copyrights or patents in any and all countries that relate to the Flux Product, and LHV will execute when requested copyright or patent applications and assignments to Flux that relates to Flux Product or persons designated by it, and any other lawful documents deemed necessary by Flux to carry out the purposes of this Agreement, and LHV will further assist Flux in every way to enforce any copyrights or patents obtained including, without limitation, testifying in any suit or proceeding involving any of the copyrights or patents or executing any documents deemed necessary by Flux at Flux’s expense.

8.	CONFIDENTIALITY
8.1.	Disclosure. During the term of this Agreement, either party (the “receiving party”) may receive or have access to technical information, as well as information about product plans, strategies, promotions, customers and related non-technical business information of the other party (the “disclosing party”) which the disclosing party considers to be confidential ("Confidential Information"). Notwithstanding any provision to the contrary, all non-public information provided to either party orally or through inspection in the course of the development are deemed Confidential Information.

8.2.	Use. Confidential Information may be used and disclosed by the receiving party only with respect to performance of its rights and obligations under this Agreement between Flux and LHV, and only by those employees and Independent Contractors of the receiving party who have a need to know such information for the Agreement Purposes. Except as permitted herein, the receiving party shall not disclose the Confidential Information of the disclosing party to a third party and the receiving party shall protect the Confidential Information of the disclosing party by using the same degree of care (but no less than a reasonable degree of care) to prevent the unauthorized use, dissemination or publication of such Confidential Information, as the receiving party uses to protect its own confidential information of like nature. The receiving party's obligation under this Section 9 shall be for a period of five (5) years after the date of disclosure.

8.3.	Disclosure Purpose. The receiving party may disclose the Confidential Information of the disclosing party to the extent provided by the disclosing party's prior written approval or to the extent required to accomplish duties outlined herein or a receiving party is compelled by applicable law to disclose the disclosing party’s Confidential Information, the receiving party may disclose such Confidential Information provided that the receiving party provides prior notice to the disclosing party makes commercially reasonable efforts to receive confidential treatment for such Confidential Information.

9.	LIMITATION OF LIABILITIES

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, LOST PROFITS, LOST REVENUES, LOSS OF DATA OR REPLACEMENT COSTS, WHETHER ARISING OUT OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, RESULTING OR RELATED TO THIS AGREEMENT (WHETHER OR NOT SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF ANY SUCH DAMAGES). THIS PARAGRAPH WILL APPLY NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT OR THE FAILURE OF ANY REMEDY OF ITS ESSENTIAL PURPOSE.

10.	TERM

10.1.	This Agreement is effective as of the Effective Date and, except as provided otherwise, shall expire five (5) years thereafter unless earlier termination is invoked as provided herein. Prior to the expiration of such period, the parties may extend the term of this Agreement by a mutually signed amendment.

10.2.	Either party may, upon written notice to the other party, terminate this Agreement, at its sole discretion, with 180 days of such written notice.

10.3.	Either party may terminate this Agreement by written notice to the other party if any material provision of this Agreement is breached by the other party and such breach is not cured within thirty (30) days after receipt of written notice of such breach.

10.4.	Upon termination or expiration of this Agreement for any reason, (1) Flux must return to LHV all LHV Confidential Information in Flux’s possession at the time of such termination or expiration and (2) LHV must return to Flux all Confidential Information of Flux in its possession at the time of such termination or expiration. Each party will deliver to the other an officer’s certificate certifying such return.

11.	LEGAL COMPLIANCE

Each party agrees to comply, and do all things necessary for the other party to comply, with all applicable Federal, State and local laws, regulations and ordinances, including but not limited to the laws applicable in the countries of the United States of America, Taiwan (Republic of China), and the People’s Republic of China, insofar as they relate to the activities to be performed under this Agreement. United States Government regulations require certain assurances concerning technical data and commodities exported from the United States. In order for either party to maintain a normal flow of technical data to the other party under these regulations, each party assures the other that it and any of its agents or employees will not re-export to, provide to or discuss with others any Confidential Information, specifications, drawings, data or any product of such data contrary to United States Government Export regulations or re-export to any country specified as a prohibited destination in the Regulations of the United States Department of Commerce relating to the export of Technical Data, without first obtaining U.S. Government approval, by application through the other party. Upon request, a party will advise the other party of the countries then specified as prohibited destinations.

LHV will conduct all business in accordance with applicable laws regarding health and safety. Flux shall have full responsibility for all notices, approvals and requirements with respect to the sale and distribution of the products and compliance with applicable health and safety, import, export and other applicable laws.

12.	WARRANTY

12.1.	LHV warrants that if the Flux Product manufactured by LHV proves to be defective in material or workmanship as it directly relates to manufacturing or does not conform to Flux’s specification provided to LHV within two (2) years from the date of delivery to Flux (“Warranty Period”), LHV will, at their sole option, either replace the defective LHV Product or component thereof, or provide without charge the labor and parts necessary to remedy any such defect. Under no circumstances shall LHV’s cumulative liability under this warranty exceed one and a half time the price paid by Flux for the Flux Product.

12.2.	Each party warrants that it has full power to enter into and perform this Agreement, and the person signing this Agreement on each party’s behalf has been duly authorized and empowered to enter in this Agreement. Each party further acknowledges that it has read this Agreement, understands it and agrees to be bound by it. Each party acknowledges that it has not been induced to enter into such agreement by any representations or statements, oral or written, not expressly contained herein or expressly incorporated by reference.

12.3.	EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, REGARDING THE INDEMNIFIED ITEMS, INCLUDING WITHOUT LIMITATION AS TO THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

13.	FORCE MAJEURE

Failure or omission by either party in the performance of any obligation under this Agreement shall not be deemed a breach of this Agreement nor create any liability if the same shall rise from any cause or causes, beyond the control of the parties, such as Acts of God, war, or situations similar to war.

14.	GENERAL PROVISION

14.1.	Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party’s designated recipient specified in the signature box below. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three (3) days or seven (7) days for international notices after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

14.2.	Exhibits. Each Exhibit attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

14.3.	Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint venturer of or with the other.

14.4.	No Grant of License by Flux. Nothing in this Agreement shall be construed as granting by implication, estoppel or otherwise, any license of or rights in any trade secrets, know-how, or patents of Flux.

14.5.	Assignment. Neither this Agreement nor any right, license, privilege or obligation provided herein may be assigned, transferred or shared by either party without the other party’s prior written consent.

14.6.	No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

14.7.	Reference To Days. All references in this Agreement to “days” will, unless otherwise specified herein, mean calendar days.

14.8.	Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

14.9.	No Publication. Neither party may publicize or disclose to any third party, without the written consent of the other party, the terms of this Agreement. Without limiting the generality of the foregoing sentence, no press releases may be made without the mutual written consent of each party.

14.10.	Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly affects the parties’ original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

14.11.	Entire Agreement. This Agreement comprises the entire understanding between the parties with respect to its subject matters and supersedes any previous communications, representations, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

14.12.	Governing Law. This Agreement will be governed in all respects by the laws of California, United States without reference to any choice of laws provisions.

LHV Power Corporation	FLUX

By:	/s/James Gevarges	By:	/s/Chris Anthony

Name:	James Gevarges	Name:	Chris Anthony

Title:	CEO	Title:	CEO

Date:	06/07/2011	Date:

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